SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                                 ---------------



                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934



Date of Report (Date of earliest event reported) October 30, 2001


                             INFOWAVE SOFTWARE, INC.
          -------------------------------------------------------------
               (Exact Name of Registrant as Specified in Charter)


                            BRITISH COLUMBIA, CANADA
          -------------------------------------------------------------
                 (State or Other Jurisdiction of Incorporation)



       000-26867                                           98-0183915
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  (Commission File Number)                     (IRS Employer Identification No.)


  Suite 200 - 4664 Lougheed Highway
     Burnaby, British Columbia,
               Canada                                       V5C 5T5
----------------------------------------         ------------------------------
(Address of Principal Executive Offices)                    (Zip Code)


Registrant's telephone number, including area code  (604) 473-3600


          Suite 188 - 4664 Lougheed Highway. Burnaby, British Columbia,
          -------------------------------------------------------------
          (Former Name or Former Address, if Changed Since Last Report)








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Item 5.   Other Events

The press releases attached as Exhibits 99.1 and 99.2 are hereby incorporated by reference.


Item 7.  Exhibits

99.1     Press release dated October 30, 2001

99.2     Press release dated October 30, 2001

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                        INFOWAVE SOFTWARE, INC.



Date: October 31, 2001                  By /s/ Todd Carter
                                           -------------------------------------
                                           Todd Carter
                                           Chief Financial Officer



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                                 EXHIBIT INDEX

Exhibit
Number          Description
------          -----------

99.1            Press release dated October 30, 2001

99.2            Press release dated October 30, 2001